Summary Prospectus April 30, 2024
Driehaus Micro Cap Growth Fund Ticker: DMCRX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated April 30, 2024, as may be subsequently amended, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders and other information about the Fund online (https://www.driehaus.com/fund-resources). You can also get this information at no cost by calling 1-800-560-6111, by sending an email request to mutualfunds@driehaus.com, or by asking any financial advisor, bank, or broker-dealer who offers shares of the Fund.

Investment Objective

Driehaus Micro Cap Growth Fund seeks to maximize capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases	None
Maximum Deferred Sales Charge	None
Maximum Sales Charge Imposed on Reinvested Dividends	None
Redemption Fee (as a % of amount redeemed within 60 days of purchase)	2.00%
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.25%
Other Expenses	0.16%
Total Annual Fund Operating Expenses	1.41%

Expense Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$144	$446	$771	$1,691

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 128% of the average value of its portfolio.

Principal Investment Strategy

The Fund uses a growth style of investment in equity securities, including common stocks and other equity securities of issuers. Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the equity securities of U.S. micro-capitalization (“micro-cap”) companies. For purposes of the Fund, the investment adviser considers a company to be a micro-cap company if it is within the same market capitalization range at the time of investment as those included in the Russell Microcap® Growth Index. For the avoidance of doubt, while the reference index is “float-adjusted,” meaning it excludes closely held and other shares unavailable to investors, the investment adviser does not consider a float-adjustment when determining the market capitalization of a company. As of March 31, 2024, approximately 98% of the Russell Microcap® Growth Index consisted of companies with a market capitalization of less than $4.5 billion. Securities of companies whose market capitalization no longer meets this definition after purchase may continue to be held by the Fund. In addition, while the Fund will invest primarily in the equity securities of U.S. micro-cap companies, the Fund may also from time to time invest up to a maximum of 20% of its assets in the equity securities of non-U.S. companies that trade in the U.S. (such as American Depositary Receipts (“ADRs”) or substantially similar instruments that are based on foreign securities) or in securities of companies above the capitalization range of the Russell Microcap® Growth Index. The Fund may invest in companies with limited or no operating histories. The Fund frequently and actively trades its portfolio securities.

Investment decisions for the Fund’s growth style of investing are based on the belief that fundamentally strong companies are more likely to generate superior earnings growth on a sustained basis and are more likely to experience positive earnings revisions. These decisions involve evaluating a company’s competitive position, evaluating industry dynamics, identifying potential growth catalysts and assessing the financial position of the company. The decision is also informed by the evaluation of relative valuation, macroeconomic and behavioral factors affecting the company and its stock price. The Fund sells holdings for a variety of reasons, including to take profits, changes to the fundamental investment thesis, changes in the risk/reward assessment of the holding, an assessment that the holding is efficiently priced, to make room for more attractive ideas or for other portfolio or risk management considerations.

Principal Risks

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. The Fund is intended for long-term investors who can accept the risks involved in equity investing. Of course, there can be no assurance that the Fund will achieve its objective. You may lose money by investing in the Fund. Below are the main risks of investing in the Fund:

Market Risk. The Fund is subject to market risk, which is the possibility that stock prices overall will decline over short or long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. These fluctuations are expected to have a substantial influence on the value of the Fund’s shares. Due to the uncertainty caused by war, acts of terrorism, geopolitical conflict, public health issues, recessions, economic cycles, monetary and fiscal policy, company earnings, global pandemics and other risks, global markets may experience increased volatility which could adversely affect the performance of the Fund’s investments.

Growth Stock Risk. Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. This potential may or may not be realized and, if it is not realized, may result in a loss to the Fund. Growth stock prices also tend to be more volatile than the overall market.

Small-Sized Company Risk. The Fund invests in companies that are smaller, less established, with limited operating histories and less liquid markets for their stock, and therefore may be riskier investments. While small-sized companies generally have the potential for rapid growth, the securities of these companies often involve greater risks than investments in larger, more established companies because small-sized companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in some instances the securities of small-sized

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companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.

Micro-Cap Company Risk. The securities of micro-cap companies may be more volatile in price, have wider spreads between their bid and ask prices, and have significantly lower trading volumes than the securities of larger capitalization companies. As a result, the purchase or sale of more than a limited number of shares of the securities of a smaller company may affect its market price. The Fund may need a considerable amount of time to purchase or sell its positions in these securities. Some U.S. micro-cap companies are followed by few, if any, securities analysts, and there tends to be less publicly available information about such companies. Their securities generally have even more limited trading volumes and are subject to even more abrupt or erratic market price movements than are small-cap and mid-cap securities, and the Fund may be able to deal with only a few market-makers when purchasing and selling micro-cap securities. Such companies also may have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. These conditions, which create greater opportunities to find securities trading well below the investment adviser’s estimate of the company’s current worth, also involve increased risk.

Allocation Risk. The Fund’s overall risk level will depend on the companies, countries, regions, markets, market sectors, industries and asset classes in which the Fund is invested. Because the Fund may have significant weightings in a particular company, country, region, asset class, industry, market or market sector, the value of the Fund’s shares may be affected by events that adversely affect that company, country, region, market, industry, asset class, or market sector and may fluctuate more than that of a less focused fund.

The Fund has significant exposure to the health care sector. Health care companies may be negatively impacted by scientific or technological developments, research and development costs, increased competition, rapid product obsolescence and patent expirations. The Fund also has significant exposure to the information technology sector. Technology companies may be subject to abrupt market movements, short product cycles, changing consumer preferences, aggressive pricing of products and services, a limited qualified workforce, new market entrants and intellectual property disputes. In addition, the Fund has significant exposure to the industrial sector. Industrial companies may be adversely impacted by negative or abrupt changes in economic growth, changes in end market or sub-industry conditions, product cycles, inventories, pricing, and earnings.

Equity Securities Risk. In a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.

Depositary Receipts Risk. American Depositary Receipts (“ADRs”) represent ownership of securities in foreign companies and are held in banks and trust companies. ADRs are traded on U.S. exchanges and are U.S. dollar denominated. ADRs are subject to the risks inherent in investing in issuers of foreign securities, which included market, political, currency and regulatory risks.

High Rates of Turnover. It is anticipated that the Fund will experience high rates of portfolio turnover, which may result in payment by the Fund of above-average transaction costs and could result in the payment by shareholders of taxes on above-average amounts of recognized investment gains, including net short-term capital gains, which are taxed as ordinary income for federal income tax purposes when distributed to shareholders.

Manager Risk. How the Fund’s investment adviser manages the Fund will impact the Fund’s performance. The Fund may lose money if the investment adviser’s investment strategy does not achieve the Fund’s objective or the investment adviser does not implement the strategy successfully.

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Performance

The information in the bar chart and table that follows provides some indication of the risks of investing in the Fund. The following bar chart shows how the performance of the Fund has varied over time. Of course, the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.driehaus.com/performance or by calling 1-800-560-6111.

Annual Returns for the years ended December 31

Highest/Lowest Quarter Returns (%)

During the periods shown in the bar chart, the highest return for a quarter was 54.83% (quarter ended 6/30/20) and the lowest return for a quarter was -24.09% (quarter ended 3/31/20).

Average Annual Total Returns

The following table shows the average annual returns of the Fund on a before-tax and after-tax basis over various periods as indicated below compared with a broad measure of market performance, as well as an additional index with characteristics relevant to the Fund. After-tax returns are calculated using the highest historic marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Average Annual Total Returns as of December 31, 2023	1 Year	5 Years	10 Years
Driehaus Micro Cap Growth Fund
Return Before Taxes	11.44%	18.08%	14.16%
Return After Taxes on Distributions	11.44%	13.24%	10.49%
Return After Taxes on Distributions and Sale of Fund Shares	6.77%	14.03%	10.85%
Russell 3000® Index* (reflects no deduction for fees, expenses or taxes)	25.96%	15.16%	11.48%
Russell Microcap® Growth Index** (reflects no deduction for fees, expenses or taxes)	9.11%	5.97%	3.67%

*

On April 30, 2024, the Fund changed its broad-based securities market index from the Russell Microcap® Growth Index to the Russell 3000® Index to reflect that the Russell 3000® Index may be considered more broadly representative of the overall applicable securities market.

**	The additional index shows how the Fund’s performance compares with the returns of an index with characteristics relevant to the Fund.

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Portfolio Management

Investment Adviser

Driehaus Capital Management LLC (“DCM”)

Portfolio Managers

Jeffrey James, Portfolio Manager of DCM Lead Portfolio Manager of the Fund since 1/20 (Portfolio Manager of the Fund from 11/13 – 1/20)	Michael Buck, Portfolio Manager of DCM Portfolio Manager of the Fund since 1/20 (Assistant Portfolio Manager of the Fund from 11/13 – 1/20)	Prakash Vijayan, Assistant Portfolio Manager of DCM Assistant Portfolio Manager of the Fund since 1/20

Purchase and Sale of Fund Shares

The Fund is generally closed to new investors. For additional information, please see “Shareholder Information — General Purchase Information.” The following is applicable to eligible investors:

Minimum Initial Investment	Minimum Subsequent Investment	Minimum Initial IRA Investment	Minimum Subsequent IRA Investment	Minimum Automatic Investment Plan (Monthly)	Minimum Automatic Investment Plan (Quarterly)
$10,000	$2,000	$2,000	$500	$100	$300

In general, you can buy or sell shares of the Fund by regular mail addressed to Driehaus Mutual Funds, P.O. Box 4766, Chicago, IL 60680-4766, or by overnight delivery addressed to Driehaus Mutual Funds, c/o Northern Trust, 333 South Wabash Avenue, W-38, Chicago, IL 60604, or by phone at 1-800-560-6111 on any business day. You may also buy and sell shares through a financial professional.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gains, unless you are tax-exempt or are investing through a tax-advantaged arrangement, such as a 401(k) or an IRA. If you are investing through a tax-advantaged arrangement, assets held through such arrangement may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s related companies may pay the intermediary for the sale of Fund shares and/or related services, including recordkeeping, administrative and other sub-transfer agency services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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